EXHIBIT 10(lll)

                                LEASE ADDENDUM B


         This Lease Addendum B is made effective on ____________________, 2006, by and between DAHA INVESTMENTS, as Lessor, and NORTH VALLEY BANK, as Lessee.


         A.   Recitals.    This Addendum is made with reference to the following
facts and objectives.

              a) Lessor and Lessee entered into a written Standard Industrial/Commercial Multi-Tenant Lease on December 1, 2003 (the "Lease") in which Lessor leased 1570 square feet of space in a commercial building of approximately 102,000 square feet located in the City of Redding, County of Shasta, California (the "Premises").

              b) Lessor and Lessee entered into Lease Addendum One dated December 12, 2003.

              c) Lessor and Lessee entered into Lease Addendum A dated November 11, 2004.

         Lessor and Lessee agree as follows:

         1. Extension of Term. The term of the Lease shall be extended for an additional seven (7) years, from and after December 2, 2008, so that the term of the Lease shall extend to and include December 2, 2015.

         2. Rent Increase. The base monthly rent as of April 1, 2006, will be $4,300.00, subject to a 3% annual adjustment.

         3. Extended Term. Paragraph 9 of Lease Addendum One shall remain in effect such that at the conclusion of the extension of the term, being December 2, 2015, the Lessee shall have the option to extend the Lease term for two (2) additional, consecutive five (5) year

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terms to be exercised pursuant to the terms of the Lease and, specifically, the
Lease Addendum One, paragraph 9.


         4. Effectiveness of Lease. Except as set forth in this Addendum and to the extent not otherwise amended hereby, Lease Addendum One and Lease Addendum A, all provisions of the Lease and Lease Addenda remain unchanged and in full force and effect.

         5. Conflict of Terms. In the event of any conflict between the provisions of the Lease, Lease Addendum One, Lease Addendum A, and this Addendum B, the provisions of this Lease Addendum B shall prevail.


                                       LESSOR:
                                       DAHA INVESTMENTS

                                       By:    [illegible]
                                             -----------------------------------

                                       Name:  [illegible]
                                             -----------------------------------

                                       Its:   Owner
                                             -----------------------------------

                                       Address:   345 Hickory Street
                                                  Red Bluff, CA 96080


                                       LESSEE:


                                       By:    /s/ SCOTT LOUIS
                                             -----------------------------------
                                             Scott Louis
                                             EVP/Chief Operating Officer



                                       Address:   300 Park Marina Drive
                                                  P.O. Box 994630
                                                  Redding, CA (96001) 96099-4630



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